Exhibit T3A.2.33

ARTICLES OF ASSOCIATION
OF
A. S. PUTNAM & CO.

[ILLIEGIABLE] desiring to become incorporated under the provisions of Act No. 232 of the Public Acts of 1903, entitled “An act to revise and consolidate the laws providing for the incorporation of manufacturing and mercantile companies or any union of the two, and for the incorporation of companies for carrying on any other lawful business, except such as are precluded from organization under this act by its express provisions, and to prescribe the powers and fix the duties and liabilities of such corporations,” and the acts amendatory thereof and supplementary thereto, do hereby make, execute and adopt the following articles of association, to-wit:

ARTICLE I.

The name assumed by this association and by which it shall be known in law is A. S. PUTNAM & CO.

ARTICLE II.

The purpose or purposes of this corporation are as follows:

Manufacturing, buying, selling and dealing in all kinds of drugs and chemicals, jewelry, silverware and any other articles incidental to drug and jewelry business and a general mercantile business.

ARTICLE III.

The principal place at which operations are to be conducted is Manistique in the county of Schoolcraft State of Michigan

ARTICLE IV.

The capital stock of the corporation hereby organized is the sum of Thirty Thousand dollars.

ARTICLE V.

The number of shares into which the capital stock is divided is Three Hundred of the par value of One Hundred dollars each.

ARTICLE VI.

The amount of capital stock subscribed is the sum of Fifteen Thousand dollars.

ARTICLE VII.

The amount of said stock actually paid in at the date hereof is the sum of Three Thousand dollars, of which amount Three Thousand dollars has been paid in cash, and no dollars has been paid in other property.

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ARTICLE VIII.

The office in the State of Michigan for the transaction of business shall be kept at Manistique, Michigan

ARTICLE IX.

The term of existence of this corporation is fixed at Thirty years from the date hereof.

ARTICLE X

The names of the stockholders, their respective residences and the number of shares of stock subscribed for by each are as follows:

NAMES.	RESIDENCE.	NO. OF SHARES.
John C. Quick, Jr.	Manistique, Michigan	50
Thomas H. Bolitho	Manistique, Michigan	50
Willard Bolitho	Manistique, Michigan	50

IN WITNESS THEREOF, we, the parties hereby associating, for the purpose of giving legal effect to these articles, hereunto sign our names this First day of May A. D. 1920

NAMES.	NAMES.
John C. Quick, Jr.	Thomas H. Bolitho
Willard Bolitho

STATE OF MICHIGAN,	)
	)	SS.
County of Schoolcraft,	)

On this First day of May 1920, before me, a Notary Public in and for said county, personally appeared John C. Quick, Jr., Thomas H. Bolitho and Willard Bolitho known to me to be the persons named in, and who executed the foregoing instrument, and severally acknowledged that they executed the same freely and for the intents and purposes therein mentioned.

Virgil I. Hixeon
Notary Public.

My commission expires May 11th 1920.

Recorded May 6, 1920.

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Form [illegible]

(Furnish in duplicate)

APPOINTMENT OF RESIDENT AGENT

OF THE

A.S. PUTNAM & COMPANY

P. O. ADDRESS 200-2 Cedar Street

At a meeting of the ~~Incorporators~~ Directors of the ~~A.S. PUTNAM & COMPANY~~

A.S. PUTNAM & COMPANY
(Corporate Name)

duly called and held at the office of the company on the 10th day of May, 1932, the following resolution was adopted:

RESOLVED, That Thos. H. Bolitho
(Name of Agent)

be and is hereby appointed the agent for this Company in charge of the resident office located at 200-2 Cedar in the City of Manistique, State of Michigan.

A.S. PUTNAM & COMPANY
(Corporate Name)

BY Willard Bolitho
~~President~~ or Vice-President

John C. Quick
Secretary or Assistant Secretary

STATE OF MICHIGAN
COUNTY OF Schoolcraft } ss.

On this 11th day of May, 1932 before me a Notary Public in and for said County, personally appeared Willard Bolitho
(~~President~~ or Vice-President)

of the A.S. Putnam & Co.
(Corporate Name)

known to me to be the person named in, and who executed the foregoing instrument, and acknowledged that he executed the same freely and for the intents and purposes therein mentioned.

Nancy Carlson

Notary Public for Schoolcraft County, State of Michigan.

My commission expires March 22, 1933.

LICENSING AND REGULATORY AFFAIRS
Corporations, Securities & Commercial Licensing Bureau
TUEBOR

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CERTIFICATE ESTABLISHING
SERIES A $5.00 PREFERRED STOCK
of
PERRY DRUG STORES, INC.

It is certified that:

FIRST: That the name of the corporation is Perry Drug Stores, Inc.

SECOND: That pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the said Corporation, the Board of Directors of the Corporation on February 4, 1987, duly adopted the following resolution creating a series of 150,000 shares of Preferred Stock, no par value, designated as Series A $5.00 Preferred Stock:

RESOLVED: That it is hereby declared to be in the best interests of the Corporation that the Articles of Incorporation of the Corporation, as amended and restated to date, be further amended to create a new series of Preferred Stock to consist of 150,000 shares and to be designated as Series A $5.00 Preferred Stock, no par value, and to determine the preferences, limitations and relative rights of the Series A $5.00 Preferred Stock by adding a new Paragraph 4 to Article III of such Articles of Incorporation to read as follows.:

A.      Designation and Amount. The shares of such series shall be designated as “Series A $5.00 Preferred Stock, no par value,” and the number of shares constituting such series shall be 150,000.

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B.      Dividends and Distributions.

(1)      Subject to any prior and superior rights of the holders of any series of Preferred Stock ranking prior and superior to the shares of Series A $5.00 Preferred Stock with respect to dividends that may be authorized by the Articles of Incorporation, the holders of shares of Series A $5.00 Preferred Stock shall be entitled prior to the payment of any dividends on shares ranking junior to the Series A $5.00 Preferred Stock to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A $5.00 Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $5.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.05 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A $5.00 Preferred stock. In the event the Corporation Shall at any time after February 20, 1987 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A $5.00 Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(2)      The Corporation shall declare a dividend or distribution on the Series A $5.00 Preferred Stock as provided in paragraph (1) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution -shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $5.00 per share on the Series A $5.00 Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

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(3)      Dividends shall begin to accrue and be cumulative on outstanding shares of Series A $5.00 Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A $5.00 Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A $5.00 Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A $5.00 Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A $5.00 Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

(4)      Dividends in full shall not be declared or paid or set apart for payment on the Series A $5.00 Preferred Stock for a dividend period terminating on the Quarterly Dividend Payment Date unless dividends in full have been declared or paid or set apart for payment on the Preferred Stock of all series (other than series with respect to which dividends are not cumulative from a date prior to such dividend date) for the respective dividend periods terminating on such dividend date. When the dividends are not paid in full on all series of the Preferred Stock, the shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.

C.      Voting Rights. The holders of shares of Series A $5.00 Preferred Stock shall have the following voting rights:

(1)      Subject to the provision for adjustment hereinafter set forth, each share of Series A $5.00 Preferred Stock shall entitle the holder thereof to 100 votes on all matters voted on at a meeting of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, or (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A $5.00 Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(2)      Except as otherwise provided herein or by law, the holders of shares of Series A $5.00 Preferred Stock and the holders of shares of Common Stock shall vote together as one voting group on all matters voted on at a meeting of stockholders of the Corporation.

(3)      Except as set forth herein, holders of Series A $5.00 Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

D.      Certain Restrictions.

(1)      Whenever quarterly dividends or other dividends or distributions payable on the Series A $5.00 Preferred Stock as provided in Section B. are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A $5.00 Preferred Stock outstanding shall have been paid in full, the Corporation shall not

(a)      declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A $5.00 Preferred Stock;

(b)      declare or pay dividends on or make any other distributions on any shares or stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A $5.00 Preferred Stock, except dividends paid ratably on the Series A $5.00 Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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(c)      redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A $5.00 Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for-shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A $5.00 Preferred Stock;

(d)      purchase or otherwise acquire for consideration any shares of Series A $5.00 Preferred Stock or any shares of stock ranking on a parity with the Series A $5.00 Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

E.      Liquidation, Dissolution or Winding Up.

(1) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A $5.00 Preferred Stock unless, prior thereto, the holders of shares of Series A $5.00 Preferred Stock shall have received $5.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A $5.00 Liquidation Preference”). Following the payment of the full amount of the Series A $5.00 Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A $5.00 Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A $5.00 Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (3) below to reflect such events as stocks splits, stock dividends and recapitalizations with respect to the Common Stock (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A $5.00 Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A $5.00 Preferred Stock and Common Stock, respectively, holders of Series A $5.00 Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

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(2) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A $5.00 Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A $5.00 Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(3) In the event the Corporation shall at any time after the Rights of Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

F.      Merger, Consolidation. etc. In case the Corporation shall enter into any merger, consolidation, combination or other transaction in which the shares of Common Stock are exchanged or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A $5.00 Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A $5.00 Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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G.       Redemption. The outstanding shares of Series A $5.00 Preferred Stock may be redeemed at the option of the Board of Directots, in whole, not in part, at any time, or from time to time, at a cash price per share equal to (i) the greater of (aa) $5.00 or (bb) the product of the Adjustment Number times the Current Market Price, as such term is hereinafter defined, of the Common Stock plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid or declared and a sum sufficient for the payment thereof set apart, without interest; provided, however, that if and whenever any quarterly dividend shall have accrued on the Series A $5.00 Preferred Stock which has not been paid or declared and a sum sufficient for the payment thereof set apart, the Corporation may not purchase or otherwise acquire any shares of Series A $5.00 Preferred Stock unless all shares of such stock at the time outstanding are so purchased or otherwise acquired. The “Current Market Price” shall be deemed to be the average of the daily closing prices per share of the Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to the day before the redemption date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (i) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (ii) any subdivision combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company Shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of the Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

H.       Ranking. The Series A $5.00 Preferred Stock shall rank on a parity with all other series of the Corporation’s Preferred Stock as to the payment of dividends and other distribution of assets, unless, in accordance with authorization in the Articles of Incorporation, the terms of any such series shall provide otherwise.

I.       Amendment. The Articles of Incorporation of the Corporation shall not be further amended in any manner which would alter or change the powers, references or special rights of the Series A $5.00 Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A $5.00 Preferred Stock, voting separately as one voting group.

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J.       Fractional Shares. Series A $5.00 Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A $5.00 Preferred Stock.

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C&S-515 (Rev. 1-84)

884EH9272 0017 [illegible] $10.00

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)	Date Received
FILED MAR 1 6 1988 Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau	MAR 16 1988

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Corporations

(Please read instructions and Paperwork Reduction Act notice on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

2. The corporation identification number (CID) assigned by the Bureau is: 0 5 5 — 1 5 4

3. The location of its registered office is:

5400 Perry Drive, P.O. Box 1957, (Street Address) Pontiac (City), Michigan 48056 (ZIP Code)

4. A new Article X of the Articles of Incorporation is hereby added ~~amended~~ to read as ~~follows~~ set forth in Appendix "A".

[redacted] C. [redacted] RS ONLY ON ORIGINAL [redacted]

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. ☐ The foregoing amendment to the Articles of Incorporation was duly adopted on the ________ day of ______________, 19______, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

Signed this ________ day of ______________________________, 19____

______________________	______________________
______________________	______________________
______________________	______________________
______________________	______________________

(Signatures of all incorporators; type or print name under each signature)

b. ☒ The foregoing amendment to the Articles of Incorporation was duly adopted on the 15th day of March, 19 88. The amendment: (check one of the following)

☒ was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐ was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐ was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐ was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

Signed this 15th day of March, 19 88

By ______________________________
(Signature)

Robert A. Berlow, Vice President, General Counsel & Secretary
(Type or Print Name and Title)

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DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.	Name of person or organization remitting fees:

Perry Drug Stores, Inc.

Arthur A. Horning	Preparers name and business
Senior Staff Attorney	telephone number:
Perry Drug Stores, Inc.
5400 Perry Drive, P.O. Box 1957	Arthur A. Horning
Pontiac, MI 48056
(313) 674-7751

INFORMATION AND INSTRUCTIONS

1.	This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A. of 1982. The amendment cannot be filed until this form, or a comparable document, is submitted.

2.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors. officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4.	Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5.	Item 4 — The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6.	This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7.	If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. if the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.	FEES:	Filing fee (Make remittance payable to State of Michigan) $10.00

Franchise fee for profit corporations (payable only if authorized capital stock has increased) — 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.	Mail form and fee to:

Michigan Department of Commerce Corporation and Securities Bureau Corporation Division P.O. Box 30054 Lansing, MI 48909 Telephone: (517) 373-0493

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APPENDIX "A"

ARTICLE X

(a) No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit the liability of a director for any the following: (i) breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law: (iii) a violation of Section 551(1) of the Michigan Business Corporation Act; (iv) a transaction from which the director deriv, d an improper personal benefit; or (v) an act or omission occurring before the date on which this Article X became effective. If the Michigan Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability contained herein, shall be limited to the fullest extent permitted by the amended Michigan Business Corporation Act. No amendment or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

(b) (1) Each individual who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such individual, or an individual of whom such individual is the legal representative, (i) is or was a director or officer of the Corporation, or (ii) is or was serving (at such time as such individual is or was a director or officer of the Corporation) at the request of the Corporation as a director, officer, partner, trustee, administrator, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer. partner, trustee, administrator, employee or agent or in any other capacity while serving as a director. officer, partner, trustee, administrator, employee or agent. shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Michigan Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of such indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) (2) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter "advances"); provided, however, that the payment of such expenses incurred by an indemnitee in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all advances if it shall ultimately be determined by final judicial decision that such indemnitee is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors or by action of any person to whom the Board of Directors has delegated such authority, provide indemnification to other employees and agents of the Corporation with the same scope and effect as the foregoing indemnification.

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(b) (2) If a claim under paragraph (b) (1) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover advances, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such claim. In any action brought by the indemnitee to enforce a right hereunder (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) it shall be a defense that, and in any action brought by the Corporation to recover advances the Corporation shall be entitled to recover such advances if, the indemnitee has not met the applicable standard of conduct set forth in the Michigan Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Michigan Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall be a defense to an action brought by the indemnitee or create a presumption that the indemnitee has not met the applicable standard of conduct. In any action brought by the indemnitee to enforce a right hereunder or by the Corporation to recover payments by the Corporation of advances, the burden of proof shall be on the Corporation.

(b) (3) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaw, agreement, vote .of shareholders or disinterested directors or otherwise.

(b) (4) The Corporation may maintain insurance, at its expense, to protect itself and any director. officer, employee or agent of the Corporation or another corporation, partnership, joint venture. trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Michigan Business Corporation Act.

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RECEIVED AUG 9 1988 MICHIGAN DEPT OF COMMERCE	RESTATED ARTICLES OF INCORPORATION OF PERRY DRUG STORES, INC., a Michigan corporation	FILED AUG 9 1988 Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau

1. These Restated Articles of Incorporation are executed pursuant to the provisions of Sections 641 - 651, Act 284, Michigan Public Acts of 1972, as amended.

2. The present name of the Corporation is Perry Drug Stores, Inc.

3. All of the former names of the Corporation are as follows: A. S. Putnam & Co. and Perry Pharmacy, Inc.

4. The date of filing the original Articles of Incorporation was May 5, 1920.

5. The following Restated Articles of Incorporation supersede the original Articles of Incorporation as restated and amended and shall be the Articles of Incorporation of the Corporation:

ARTICLE I

The name of this Corporation is Perry Drug Stores, Inc.

ARTICLE II

The purpose or purposes for which the Corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, including the following:

(1)      to acquire, lease, invest in, own and engage in the operation of (A) pharmacies, drugstores, apothecary shops and general merchandise stores and departments and (B) companies engaged in the operation of pharmacies, drugstores, apothecary shops and general merchandise stores and departments;

(2)      to own, acquire, purchase, buy, sell, transfer and otherwise deal in and with goods, wares and merchandise of every kind and description, including the sale of alcoholic beverages;

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(3)      to buy, sell, transfer, assign, exchange, lease, mortgage, and generally deal with real property and personal property of every kind and description; and

(4)      to borrow or raise monies for any of the purposes of the corporation and from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable and nonnegotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage, pledge, conveyance, or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

ARTICLE III

The total authorized capital stock is:

(1)	Common Shares: 30,000,000	Par Value Per Share: $.05
	Preferred Shares: -0-	Par Value Per Share: $-0-

and/or shares without par value as follows:

(2)	Common Shares: -0-	Stated Value Per Share: $-0-
	Preferred Shares: 5,000,000	Stated Value Per Share: $-0-

(3)	A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

(A)	PREFERRED STOCK

  (l)    General

(a)     Issuance in series

The Preferred Stock may be issued in one or more series and the shares of all series will rank equally and be substantially identical in all respects, except that with respect to each series the Board of Directors may fix, among other things, the dividends payable thereon, the times and prices of redemption, if any, the amount payable upon liquidation, the retirement or sinking fund, if any the conversion rights, if any, the restrictions, if any, on the payment of dividends to or retirements of junior stock, the creation of indebtedness or the issuance of stock of equal or prior rank, and the number of shares to comprise such series.

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(b)     Dividend Rights

Each series of Preferred Stock is entitled to receive, when and as declared, dividends at such rate as may be fixed by the Board of Directors for such series.

(c)     Redemption Provisions

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series will have redemption rights. The shares of Preferred Stock of each series, if redeemable, will be redeemable at a time so fixed and determined, in whole or in part, and by lot or in such other manner as the Board of Directors may determine.

(d)     Sinking Fund

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall be entitled to the benefits of a retirement or sinking fund.

(e)     Conversion Rights

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have conversion rights.

(f)      Voting Rights

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have voting rights.

(g)     General

The Board of Directors is authorized to determine any ther preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions relating to the Preferred Stock, or any series thereof, as shall not be inconsistent with this Article III or Michigan law. The terms of any series of Preferred Stock may be amended with consent of the holders of any other series preferred Stock or of the Common Stock, provided such amendment does not substantially adversely affect the holders of such other series of Preferred Stock or the Common Stock.

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(h)     Reissue of Reacquired Shares; Issuance of Additional Shares of Same Series

Shares of any series of Preferred Stock which hive been issued and reacquired in any manner and not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified into and reissued as a part of a new series.

(i)      Amendment to Articles of Incorporation

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

(2)      Series A $5.00 Preferred Stock

(a)      Designation and Amount

The shares of one series of preferred stock shall be designated as “Series A $5.00 Preferred Stock, no par value,” and the number of shares constituting such series shall be 150,000.

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(b)      Dividends and Distributions

(i)      Subject to any prior and superior rights of the holders of any series of Preferred Stock ranking prior and superior to the shares of Series A $5.00 Preferred Stock with respect to dividends that may be authorized by the Articles of Incorporation, the holders of shares of Series A $5.00 Preferred Stock shall be entitled prior to the payment of any dividends on shares ranking junior to the Series A $5.00 Preferred Stock to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A $5.00 Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (A) $5.00 or (B) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.05 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A $5.00 Preferred Stock. In the event the Corporation shall at any time after February 20, 1987 (the “Rights Declaration Date”) (A) declare any dividend on Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, or (C) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A $5.00 Preferred Stock were entitled immediately prior to such event under clause (B) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(ii)      The Corporation shall declare a dividend or distribution on the Series A $5.00 Preferred Stock as provided in paragraph (b)(i) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $5.00 per share on the Series A $5.00 Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

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(iii)      Dividends shall begin to accrue and be cumulative on outstanding shares of Series A $5.00 Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A $5.00 Preferred Stock, unless the date of issue of such shares is prior to the record date from the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date from the determination of holders of shares of Series A $5.00 Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A $5.00 Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A $5.00 Preferred stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

(iv)      Dividends in full shall not be declared or paid or set apart for payment on the Series A $5.00 Preferred Stock for a dividend period terminating on the Quarterly Dividend Payment Date unless dividends in full have been declared or paid or set apart for payment on the Preferred Stock of all series (other than series with respect to which dividends are not cumulative from a date prior to such dividend date) for the respective dividend periods terminating on such dividend date. When the dividends are not paid in full on all series of the Preferred Stock, the Shares of all series shall share ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable on said shares if all dividends were declared and paid in full.

(c)       Voting Rights

The holders of shares of Series A $5.00 Preferred Stock shall have the following voting rights:

(i)      Subject to the provision for adjustment hereinafter set forth, each share of Series A $5.00 Preferred Stock shall entitle the holder thereof to 100 votes on all matters voted on at a meeting of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (A) declare any dividend on Common Stock payable in shares of Common Stock, or (B) subdivide the outstanding Common Stock, or (C) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A $5.00 Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(ii)      Except as otherwise provided herein or by law, the holders of shares of Series A $5.00 Preferred Stock and holders of shares of Common Stock shall vote together as one voting group on all matters voted on at a meeting of stockholders of the Corporation.

(iii)      Except as set forth herein, holders of Series A $5.00 Preferred stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(d)      Certain Restrictions

(i)      Whenever quarterly dividends or other dividends or distributions payable on the Series A $5.00 Preferred Stock as provided in Section B below, are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A $5.00 Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(A)      declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A $5.00 Preferred Stock;

(B)      declare or pay dividends on or make any other distributions on any shares or stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A $5.00 Preferred Stock, except dividends paid ratably on the Series A $5.00 Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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(C)      redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A $5.00 Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A $5.00 Preferred Stock;

(D)      purchase or otherwise acquire for consideration any shares of Series A $5.00 Preferred Stock or any shares of stock ranking on a parity with the Series A $5.00 Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(ii)      The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (2)(d)(i) above, purchase or otherwise acquire such shares at such time and in such manner.

(e)      Liquidation. Dissolution or Winding Up

(i)      Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A $5.00 Preferred Stock unless, prior thereto, the holders of shares of Series A $5.00 Preferred Stock shall have received $5.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A $5.00 Liquidation Preference”). Following the payment of the full amount of the Series A $5.00 Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A $5.00 Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (A) the Series A $5.00 Liquidation Preference by (B) 100 (as appropriately adjusted as set forth in subparagraph (e)(iii) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the common Stock) (such number in clause (B), the “Adjustment Number”). Following the payment of the full amount of the Series A $5.00 Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A $5.00 Preferred Stock and Common Stock, respectively, holders of Series A $5.00 Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

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(ii)      In the event, however, that there are not sufficient assets available to permit payment in full of the Series A $5.00 Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A $5.00 Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(iii)      In the event the Corporation shall at any time after the Rights of Declaration Date (A) declare any dividend on Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, or (C) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(f)       Merger, Consolidation, etc.

In case the Corporation shall enter into any merger, consolidation, combination or other transaction in which the shares of Common Stock are exchanged or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A $5.00 Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A $5.00 Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(g)      Redemption

The outstanding shares of Series A $5.00 Preferred Stock may be redeemed at the option of the Board of Directors, in whole, not in part, at any time, or from time to time, at a cash price per share equal to (i) the greater of (A) $5.00 or (B) the product of the Adjustment Number times the Current Market Price, as such term is hereinafter defined, of the Common Stock plus (ii) all dividends which on the redemption date have accrued on the shares to be redeemed and have not been paid or declared and a sum sufficient for the payment thereof set apart, without interest; provided, however, that if and whenever any quarterly dividend shall have accrued on the Series A $5.00 Preferred Stock which has not been paid or declared and a sum sufficient for the payment thereof set apart, the Corporation may not purchase or otherwise acquire any shares of Series A $5.00 Preferred Stock unless all shares of such stock at the time outstanding are so purchased or otherwise acquired. The “Current Market Price” shall be deemed to be the average of the daily closing prices per share of the Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to the day before the redemption date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (i) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (ii) any subdivision combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Commons Stock are not listed or admitted to trading on any national securities exchange, the last quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of the Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(h)      Ranking

The Series A $5.00 Preferred Stock shall rank on a parity with all other series of the Corporation’s Preferred Stock as to the payment of dividends and other distribution of assets, unless, in accordance with authorization in the Articles of Incorporation, the terms of any such series shall provide otherwise.

(i)       Amendment

The Articles of Incorporation of the Corporation shall not be further amended in any manner which would alter or change the powers, references or special rights of the Series A $5.00 Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A $5.00 Preferred Stock, voting separately as one voting group.

(j)       Fractional Shares

Series A $5.00 Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A $5.00 Preferred Stock.

(B) COMMON STOCK

Subject to the preferences accorded to the holders of Preferred Stock pursuant to the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors of the Corporation from time to time. Subject to the preferences provided in the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, in the event of any any liquidation, dissolution or winding up of the Corporation, the holders of Common. Stock will be entitled to receive pro rata all the remaining assets of the Corporation available for distribution.

Holders of Common Stock shall have equal voting and other rights share for share, and each holder of Common Stock is entitled to one vote per share. Except to the extent required by law, no holder of Common Stock shall have the right in voting for directors to cumulate his shares and give one candidate as many votes as will equal the number of directors to be elected multiplied by the of number of shares of his stock, or to distribute his votes on the same principle among as many candidates as he shall determine.

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ARTICLE IV

The address of the current registered office is 5400 Perry Drive, Pontiac, Michigan 48056.

The mailing address of the current registered office is 5400 Perry Drive, P.O. Box 1957, Pontiac, Michigan 48056.

The name of the current resident agent is Robert A. Berlow.

ARTICLE V

The term of the corporate existence is perpetual.

ARTICLE VI

Whenever a compromise or arrangement or any plan of reorganization of this Corporation is proposed between this Corporation and its creditors or any class of them or between this Corporation and its shareholders or any class of them, any court of equity jurisdiction within the State of Michigan may, on the application of this Corporation or of any creditor or any shareholder thereof, or on the application of any receiver or receivers appointed for this Corporation, order a meeting of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. If a majority in number, representing three-fourths in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, agrees to any compromise or arrangement or to any reorganization of this Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this Corporation.

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ARTICLE VII

The shareholders shall have no preemptive rights to subscribe for any additional shares of capital stock or other obligations convertible into shares issued by the Corporation.

This Corporation shall be in compliance with the provisions of Section 338.481 of Michigan Compiled Laws, as amended.

ARTICLE VIII

(1)       Except as set forth in paragraph (2) of this Article, the affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote for election of directors, voting for purposes of this Article as one class, shall be required:

(A)     to adopt any agreement for, or to approve, the merger or consolidation of the corporation or any subsidiary (as hereinafter defined) with or into any other person (as hereinafter defined);

(B)      to authorize any sale, lease, transfer, exchange, mortgage, pledge or other disposition to any other person or subsidiary of all or substantially all of the assets of the Corporation or any subsidiary; or

(C)      to authorize the issuance or transfer by the Corporation or any subsidiary of any voting securities or any securities convertible into voting securities of the Corporation or any subsidiary in exchange or payment for the securities or assets of any other person, if such authorization is otherwise required by law or by any agreement between the Corporation and any national securities exchange or by any other agreement to which the Corporation or any subsidiary is a party;

if, in any such case, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon or consent thereto, such other person is, or at any time within the preceding 12 months has been, the beneficial owner (as hereinafter defined) of 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors. If such other person is not and has not been, such a 5 percent beneficial owner, the provisions of this paragraph (1) shall not apply, and the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply.

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(2)      The provisions of paragraph (1) of this Article shall not apply and the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply, to (A) any transaction described therein if the Board of Directors, by resolution shall have approved a memorandum of understanding with such other person setting forth the principal terms of such transaction and such transaction is substantially consistent therewith, provided that a majority of those members of the Board of Directors voting in favor of such resolution were duly elected and acting members of the Board of Directors prior to the time such other person became the beneficial owner of 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; or (B) any transaction described therein if such other person is a corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by the Corporation or its subsidiaries.

(3)      The affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote for election of directors, voting for purposes of this Article as one class, shall be required for the adoption of any plan for the dissolution of the Corporation if the Board of Directors shall not have, by resolution, recommended to the shareholders the adoption of such plan for dissolution of the Corporation. If the Board of Directors shall have so recommended to the shareholders such plan for dissolution of the Corporation, the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply.

(4)      For purposes of this Article,

(A) any specified person shall be deemed to be the “beneficial owner” of shares of stock of the Corporation (i) which such specified person or any of its affiliates or associates (as such terms are hereinafter defined) owns, directly or indirectly, whether of record or not, (ii) which such specified person or any of its affiliates or associates has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (iii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clauses (A)(i) or (A)(ii) above), by any other person with which such specified person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation;

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(B)      a “subsidiary” is a corporation at least 50 percent of the voting securities of which are owned, directly or indirectly, by the Corporation;

(C)      a “person” is any individual, corporation, partnership or other entity;

(D)     an “affiliate” of a specified person is any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person; and

(E)      an “associate” of a specified person is (i) any person of which such specified person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar capacity, (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of such specified person or any person which controls or is controlled by such specified person, or (iv) any other member or partner in a partnership, limited partnership, syndicate or other group of which the specified person is a member or partner and which is acting together for the purpose of acquiring, holding or disposing of any interest in the Corporation or any of its subsidiaries.

(5)      For purposes of determining whether a person owns beneficially 5 percent or more of the outstanding shares of the stock of the Corporation entitled to vote in elections of directors, the outstanding shares of stock of the Corporation shall include shares deemed owned through application of clauses (i), (ii) or (iii) of paragraph (4)(A) of this Article but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise.

(6)      The Board of Directors shall have the power and duty to determine, for purposes of this Article, on the basis of information known to such Board,

(A)     whether any person referred to in paragraph 1 of this Article owns beneficially 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; and

(B)     whether a proposed transaction is substantially consistent with any memorandum of understanding of the character referred to in paragraph 2 of this Article.

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Any such determination shall be conclusive and binding for all purposes of this Article.

(7)      The Board of Directors of the Corporation, when evaluating any offer of another party to: (A) make a tender or exchange offer for any equity security of the Corporation; (B) merge or consolidate the Corporation with another Corporation; or (C) purchase or otherwise acquire substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration to such factors as the Board of Directors determines to be relevant, including without limitation, the social, legal and economic effects of the proposed transaction upon employees, customers, suppliers and other affected persons, firms and corporations and on the communities in which the Corporation and its subsidiaries operate or are located.

ARTICLE IX

Notwithstanding any other provisions of these Articles of Incorporation:

(1)      no amendment of these Articles of Incorporation shall alter, amend, modify or repeal any or all of the provisions of Article VIII or this Article IX of these Articles of Incorporation unless so adopted by the affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote in elections of directors, voting for purposes of this Article as one class; and

(2)      the Bylaws of the Corporation shall not be made, altered, amended, supplemented or repealed by the shareholders of the Corporation except by the affirmative vote of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote in election of directors, voting for purposes of this Article as one class. Nothing contained herein shall detract from the authority of the Board of Directors to make, alter, amend, supplement or repeal any or all provisions of the Bylaws as provided therein.

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ARTICLE X

(1)      No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following: (A) breach of the director’s duty of loyalty to the corporation or its shareholders; (B) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (C) a violation of section 551(1) of the Michigan Business Corporation Act; (D) a transaction from which the director derived an improper personal benefit; or (E) an act or omission occurring before the date on which this Article X became effective. If the Michigan Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be limited to the fullest extent permitted by the amended Michigan Business Corporation Act. No amendment or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

(2)(A)      Each individual who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that such individual, or an individual of whom such individual is the legal representative, (1) is or was a director or officer of the Corporation or (2) is or was serving (at such time as such individual is or was a director or officer of the Corporation) at the request of the Corporation as a director, officer, partner, trustee, administrator, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, partner, trustee, administrator, employee or agent or in any other capacity while serving as a director, officer, partner, trustee, administrator, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Michigan Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of such indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in paragraph (2)(B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter “advances”); provided, however, that the payment of such expenses incurred by an indemnitee in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all advances if it shall ultimately be determined by final judicial decision that such indemnitee is not entitled to be indemnified under this paragraph (1)(B) or otherwise. The Corporation may, by action of its Board of Directors or by action of any person to whom the Board of Directors has delegated such authority, provide indemnification to other employees and agents of the corporation with the same scope and effect as the foregoing indemnification.

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(B)      If a claim under paragraph (2)(A) of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover advances the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such claim. In any action brought by the indemnitee to enforce a right hereunder (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) it shall be a defense that, and in any action brought by the Corporation to recover advances, the Corporation shall be entitled to recover such advances if, the indemnitee has not met the applicable standard of conduct set forth in the Michigan Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Michigan Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall be a defense to an action brought by the indemnitee or create a presumption that the indemnitee has not met the applicable standard of conduct. In any action brought by the indemnitee to enforce a right hereunder or by the Corporation to recover payments by the Corporation of advances, the burden of proof shall be on the Corporation.

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(C)      The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

(D)      The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Michigan Business Corporation Act.

1.         These Restated Articles of Incorporation were duly adopted by the Board of Directors on the 2nd day of June 1988, in accordance with the provisions of Section 642, Act 284, Michigan Public Acts of 1972, as amended.

2.         These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

Signed this 2nd day of June 1988.

PERRY DRUG STORES, INC.,
a Michigan corporation

/s/ Jack A. Robinson
Jack A. Robinson
Chairman of the Board

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C&S-541 (Rev. 1-84)

8830#388D 1216 ORG&FI $10.00

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)

Date Received

DEC 1 6 1988

FILED

DEC 1 9 1988

Administrator
MICHIGAN DEPT OF COMMERCE
Corporation & Securities Bureau

EXPIRATION DATE: December 31, 19 93

CERTIFICATE OF ASSUMED NAME

For use by Corporations and Limited Partnerships

   PERRY DRUG STORES, INC.

2. The identification number assigned by the Bureau is: 055-154

3. The location of the corporate registered office in Michigan or the office at which the limited partnership records are maintained is:

   5400 Perry Drive, P.O. Box 1957 (Street Address) | Pontiac (City) | Michigan (State) | 48056 (ZIP Code)

4. The assumed name under which business is to be transacted is:

   JACK'S BARGAIN BASEMENT

Signed this 7th day of December, 19 88

By [signature] (Signature)

Robert A. Berlow, Senior Vice President
(Type or Print Name and Title)

(Limited Partnerships Only — Indicate Name of General Partner if a corporation or other entity)

PEARS ONLY ON ORIG

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.	Name of person or organization remitting fees:

Perry Drug Stores, Inc.

Arthur A. Horning	Preparers name and business
Sr. Staff Attorney	telephone number:
Perry Drug Stores, Inc.
5400 Perry Drive, P.O. Box 1957	Arthur A. Horning
Pontiac, MI 48056
(313) 674-7751

INFORMATION AND INSTRUCTIONS

1.	This form is issued under the authority of Act 284, P.A. of 1972, as amended, Act 162, P.A. of 1982, and Act 213, P.A. of 1982. The certificate of assumed name cannot be filed until this form, or a comparable document. is submitted.

2.	Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.	This certificate is to be used by a corporation or limited partnership desiring to transact business under an assumed name other than the true name of the corporation or limited partnership.

4.	The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was flied, unless a certificate of termination is filed.

5.	The same name may be assumed by two or more corporations participating together in any partnership or joint venture; similarly, the same name may be assumed by two or more limited partnerships participating together in any partnership or joint venture.

6.	Item 1 — The true name of a corporation is that contained in its most recent articles of incorporation (as amended or restated) or certificate of authority. For limited partnerships. it is the name contained in its most recent certificate of limited partnership (as amended or restated) or application for registration. If a name was placed in item 1(b) of the application for registration, enter that name. Otherwise, enter the name from item 1(a).

7.	Item 2 — Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

8.	Item 3 — If a foreign limited partnership, this address must be that shown in item 6 of the application for registration to transact business in Michigan.

9.	If a corporation, this certificate must be signed in ink by the President, Vice-President. Chairperson, or Vice-Chairperson. If a limited partnership, it must be signed in ink by at least one General Partner.

10.	FEES: Filling fee (Make remittance payable to State of Michigan) $10.00

11.	Mail form and fee to:

Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, Lansing, MI 48909, Telephone: (517) 373-0493

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CAS-S41 (Rev 1-84)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
(FOR BUREAU USE ONLY)	Date Received DEC 21 1990
FILED DEC 26 1990 Administrator

MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau EXPIRATION DATE: December 31, 1995

CERTIFICATE OF RENEWAL OF ASSUMED NAME
For use by Corporations and Limited Partnerships

(Please read instructions and Paperwork Reduction Act notice on reverse side)

Pursuant to the provision of Act 284, Public Acts of 1972, (profit corporations), Act 162, Public Acts of 1982, (nonprofit corporation), or Act 213, Public Acts of 1982 (limited partnership), the corporation or limited partnership in item one below executes the following Certificate:

DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED IN THE BOX BELOW:

1.	The true name and address of the corporate registered office or the address of the limited partnership's agent for service of process is:

	PERRY DRUG STORES, INC.
	% ROBERT A. BERLOW	055154
	5400 PERRY DR., (POB 1957)	Certification Number
	PONTIAC MI 48056

2.	The assumed name under which business is transacted is:

PERRY DRUGS

3.	The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

Signed this 17th day of December 1990

By	/s/ Arthur A. Horning
(Signature)

Arthur A. Horning	Corporate Counsel & Assistant Secretary
(Type or Print Name)	(Type or Print Title)

(Limited Partnerships Only - Name of General Partner)

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C&S-542 (Rev. 8-90)

914EH1218 1007 ORG:FI 10.00
~~914EH1215 1007 BRGMFI $10.00~~

MICHIGAN DEPARTMENT OF COMMERCE – CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)	DATE RECEIVED
FILED OCT 17 1991 Administrator MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau	OCT 07 1991
EXPIRATION DATE: DECEMBER 31, 1996	

CERTIFICATE OF RENEWAL OF ASSUMED NAME

For use by Corporations and Limited Partnerships

RECEIVED
OCT 01 1991
LEGAL DEPT.

PERRY DRUG STORES, INC.
% ROBERT A. BERLOW
5400 PERRY DRIVE, P.O.BOX 436021
PONTIAC MI 48343

055154
Identification Number

WAREHOUSE WAY

Signed this 2nd day of October, 19 91

By [signature]
(Signature)

Robert A. Berlow (Type or Print Name)
Sr. Vice President, General Counsel and Secretary (Type or Print Title)

(Limited Partnerships Only - Name of General Partner)

LICENSING AND REGULATORY AFFAIRS — Corporations, Securities & Commercial Licensing Bureau

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CSB-141 (1-84)

(NOTE: This form is prepared for use upon the merger of parent and subsidiary corporations. If more than two corporations are involved, change this form accordingly.)

# CERTIFICATE OF MERGER

055 154

OF

PERRY DRUG STORES, INC.
(Name of Parent Corporation)

AND

PERRY PHARMACY, INC.
(Name of Subsidiary Corporation)

Pursuant to the provisions of Sections 711 and 712 (and Section 713 if foreign corporation is one of the parties to the merger), Act 284, Public Acts of 1972, as amended, the undersigned Perry Drug Stores, Inc. (name of parent corporation), a corporation organized and existing under the laws of the state of Michigan (hereinafter referred to as the parent corporation) owning (all) ~~(at least 90%)~~ of the outstanding shares of each class of Perry Pharmacy, Inc. (name of subsidiary corporation) a corporation organized and existing under the laws of the state of Michigan (hereinafter referred to as the subsidiary corporation) executes the following certificate of merger:

## ARTICLE ONE.

(Include the following paragraph only if a foreign corporation is one of the parties to the merger.)

The laws of the jurisdiction under which ______ (name of foreign corporation) is incorporated permit this type of merger.

## ARTICLE TWO.

The plan of merger is as follows:

FIRST: (a) The name of each constituent corporation is as follows:

Perry Drug Stores, Inc.

Perry Pharmacy, Inc.

(b) The name of the surviving corporation is Perry Pharmacy, Inc.

(NOTE: See Article Five if subsidiary is to be the surviving corporation.)

LICENSING AND REGULATORY AFFAIRS — Corporations, Securities & Commercial Licensing Bureau

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SECOND: As to each constituent corporation, the designation and number of outstanding shares at each class and series and the voting rights thereof are as follows:

Name of corporation	Designation and number of shares in each class or series outstanding	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Perry Drug Stores, Inc.	Common Stock ($.05 Par Value)-	Common Stock
1,548,034 Shares

Common Stock
Perry Pharmacy, Inc.	($100.00 Par Value)-	Common Stock
112-1/2 Shares

(If number of shares is subject to change prior to effective date, state manner in which such change may occur.)

Prior to the effective date of the merger, additional shares may be issued by the parent corporation as a result of the exercise of outstanding stock options which have been previously granted pursuant to either the parent corporation's Qualified Stock Option Plan or its 1978 Non-Qualified Stock Option Plan, or as a result of such other transactions as way be authorised by the parent corporation's Board of Directors.

THIRD: The terms end conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares, bonds or other securities of the surviving corporation, or into cash or other consideration, are as follows:

On the effective date of the merger, the parent corporation shall be merged with and into the subsidiary corporation, the separate existence of the parent corporation shall cease, and the subsidiary corporation as the surviving corporation shall continue its corporate existence under the laws of the State of Michigan under the name of “Perry Drug Stores, Inc.” with such force and effect as shall be provided by the Michigan Business Corporation Act. From and after the effective date of the merger, the surviving corporation shall succeed to all of the property (real, personal and mixed), rights, privileges, powers, immunities, franchises (public or private), debt, liabilities and duties of the constituent corporations in accordance with the Michigan Business Corporation Act.

On the Effective Date of the Merger:

(a)      Each share of Common Stock, par value $.05 per share, of the parent corporation outstanding immediately prior to the effective date of the merger shall, by reason of the merger and without any action by the holder thereof, become and thereafter continue as an outstanding share of Common Stock, par value $.05 per share, of the surviving corporation, and the aggregate of such shares shall constitute the only issued and outstanding shares of such Common Stock. The stock certificates representing the outstanding Common Stock, par value $.05 per share, of the parent corporation shall not be surrendered or exchanged and such stock certificates shall, following the effective date, represent shares of Common Stock, par value $.05 per share, of the surviving corporation.

(b)      Each outstanding option to purchase shares of the Common Stock, par value $.05 per share of the parent corporation, pursuant to either the parent corporation Qualified Stock Option Plan or its 1978 Non-Qualified Stock Option Plan, which remains unexercised immediately prior to the effective date of the merger shall, by reason of the merger and without any action by the holder thereof, become and thereafter continue as an outstanding option to purchase a like number of shares of Common Stock par value $.05 per share, of the surviving corporation at the same purchase price and upon the same terms and conditions as the option originally granted by the parent corporation.

(c)      Each share of Common Stock, par value $100.00 per share, of the subsidiary corporation outstanding immediately prior to the effective date of the merger and any such share held in the treasury of the subsidiary corporation shall be cancelled and retired and cases to exist, and no cash or securities or other property shall be payable in respect thereof.

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FOURTH: (A statement of any amendment to the articles of incorporation of the surviving corporation to be affected by the merger.)

(NOTE: See Article Five.)

FOURTH:

The Articles of (Association) Incorporation of the surviving corporation shall be amended in their entirety by striking out Articles I through X thereof and substituting in their place and stead new Articles I through VII as follows.

ARTICLE I

The name of the corporation is Perry Drug Stores, Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed are as follows:

To acquire, Lease, invest in, own and engage in the operation of pharmacies and companies engaged in the operation of pharmacies.

To own, acquire, purchase, buy, sell, transfer and otherwise, deal in and with any and all goods, wares and merchandise used. in and incidental to the operation and maintenance of a drugstore, apothecary store, pharmacy, patent medicine store, including the sale of alcoholic beverages. To buy, sell, transfer, assign, exchange, lease, mortgage and generally deal with real property and personal property of every kind and description.

To borrow or raise monies for any of the purposes of the corporation and from time to time, without limit as to amount, to. draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable and non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage, pledge, conveyance, or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan.

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ARTICLE III

The total authorized capital stock is:

1.	Common Shares Preferred Shares	5,000,000 -0-	Par Value Per Share $.05 Par Value Per Share $-0-

and /or shares without par value as follows:

2.	Common Shares Preferred Shares	-0- 1,000,000	Stated Value Per Share $-0- Stated Value Per Share $-0-

3.      A statement of all or any of the designations and the powers,; preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

PREFERRED STOCK

Issuance in Series:

The Preferred Stock may be issued in one or more series and the shares of all series will rank equally and be substantially identical in all respects, except that with respect to each series the Board of Directors may fix among other things the dividends payable thereon, the times and prices of redemption, if any, the amount payable upon liquidation, the retirement or sinking fund, if any, the conversion rights, if any, the restrictions, if any, on the payment of dividends to or retirements of junior stock, the limitations, if any, on the creation of indebtedness or the issuance of stock of equal or prior rank, and the number of shares to comprise such series.

Dividend Rights:

Each series of Preferred Stock is entitled to receive when and as declared, dividends at such rate as may be fixed by the Board of Directors for such series.

Redemption Provisions:

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series will have redemption rights. The shares of Preferred Stock of each series, if redeemable, will be redeemable at a time so fixed and determined, in whole or in part, and by lot or in such other manner as the Board of Directors may determine.

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2

Sinking Fund:

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall be entitled to the benefits of a retirement or sinking fund.

Conversion Rights:

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have conversion rights.

Voting Rights:

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have voting rights.

General:

The Board of Directors is authorized to determine any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions relating to the Preferred Stock, or any series thereof, as shall not be inconsistent with this Article V or Michigan law. The terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of the Common Stock, provided such amendment does not substantially adversely affect the holders of such other series of Preferred. Stock or the Common Stock.

Reissue of Reacquired Shares; Issuance of Additional. Shares of Same Series:

Shares of any series of Preferred Stock which have been issued and reacquired in any manner and not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified into and reissued as a part of a new series.

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3

Amendment to Articles of Incorporation:

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

COMMON STOCK

Subject to the preferences accorded the holders of Preferred Stock pursuant to the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors of the corporation from time to time. Subject to the preferences provided in the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, in the event of any liquidation, dissolution or winding up of the corporation, the holders of Common Stock will be entitled to receive pro rata all the remaining assets of the corporation available for distribution.

Holders of Common Stock shall have equal voting and other. rights share for share, and each holder of Common Stook is entitled to one vote per share. Except to the extent required by law, no holder of Common Stook shall have the right in voting for directors to cumulate his shares and give one candidate as many votes as will equal the number of directors to be elected multiplied by the number of shares of his stock, or to distribute his votes on the same principle among as many candidates as he-shall determine.

ARTICLE IV

The address of the current registered office is 5400 Perry Drive, Pontiac, Michigan 48056.

The mailing address of the current registered office is 5400 Perry Drive, P.O. Box 1957, Pontiac, Michigan 48056.

The name of the current resident agent is Jack A. Robinson.

ARTICLE V

The term of the corporate existence is perpetual.

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GOLD SEAL APPEARS ONLY ON ORIGINAL

4

ARTICLE VI

Whenever a compromise or arrangement or any plan of reorganization of this corporation is proposed between the corporation and its creditors or any class of them or between this corporation and its shareholders or any class of thee, any court of equity jurisdiction within the state, may on the application of this corporation or of any creditor or any shareholder thereof, or on the application of any receiver or receivers appointed for this corporation, order a meeting of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. if a majority in number representing three-fourths in value of the creditors or class of creditors, or of the shareholders er class of share holders to be affected by the proposed compromise or arrangement or reorganization, agree to any compromise or arrangement or to any reorganization of this corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors; or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII

The shareholders shall have no preemptive rights to subscribe for my additional shares of capital stock or other obligations convertible into shares issued by the corporation.

This corporation shall be in compliance with the provisions of Michigan Compiled Laws 338,481, as amended.

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GOLD SEAL APPEARS ONLY ON ORIGINAL

5

FIFTH: (A statement of other Provision with respect to the merger.)

The By-Laws of the surviving corporation shall be amended in their entirety on the effective date to read in all respects identically to the By-Laws of the parent corporation in effect on the effective date of the merger. The By-Laws of the surviving corporation, as amended pursuant to the merger, shall continue to be it By-Laws until the same are further amended as provided therein or by law.

The term of office of the directors of the subsidiary corporation shall terminate on the effective date of the merger. The directors of the parent corporation on the effective date of the merger shall become the directors of the surviving corporation on such date and shall hold office from the effective date of the merger until their respective successors are duly elected or appointed an qualified in the manner provided in the Articles of Incorporation and By-Laws of the surviving corporation, or as otherwise provided by law. If on the effective date of the merger a vacancy shall exist on the Board of Directors of the surviving corporation, such vacancy may thereafter be filled in the manner provided in the By-Laws of the surviving corporation.

The term of office of the officers of the subsidiary corporation shall terminate on the effective date of the merged. The officers of the parent corporation on the effective date of the merger shall become the officers of the surviving corporation on such date and shall hold office from the effective date of the merger until their respective successors are duly selected or appointed and qualified in the manner provided in the By-Laws of the surviving corporation, or as otherwise provided by law.

(Seal)

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE THREE.

The number of outstanding shares of each class of the subsidiary corporation and the number of shares of each class owned by the parent corporation is as follows:

Class Common Stock ($100.00 par value)	Total shares outstanding 112-1/2	Shares owned by parent corporation 100%

ARTICLE FOUR.

(Use the appropriate alternative paragraph if the parent corporation owns less than 100% of the shares of the domestic subsidiary. Delete paragraph that does not apply.)

A copy or summary of the plan of merger was mailed to each shareholder of the subsidiary corporation on the        day of                          , 19           .

OR

A copy or summary of the plan of merger was not mailed to the minority shareholders of the subsidiary corporation because written waivers of mailing were obtained from all of the minority shareholders.

ARTICLE FIVE.

(Approval of shareholders of a Michigan parent corporation is required by Section 713 if the plan of merger amends its articles of incorporation or if a subsidiary corporation is to be the surviving corporation. If applicable, use this Article Five.)

The plan of merger was adopted by the board of ddirectors of

Perry Drug Stores, Inc.
(parent corporation)

and approved by the shareholders of [ILLEGIBLE] corporation.

ARTICLE SIX.

(Use this Article Six only if an effective date, not less than 90 days after date of filing, is desired.)

The effective date of the certificate of merger shall be          day of                       , 19       .

(Seal)

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—6—

(Please do not write in spaces below — for Department use)

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

| Date Received | |
|---|---|
| MAR 19 1980 | FILED<br>Michigan Department of Commerce<br>MAR 19 1980<br>[signature]<br>DIRECTOR |
| | |
| | |
| | |
| | |
| | |

C&S-144 (1-74)

## INFORMATION AND INSTRUCTIONS

## CERTIFICATE OF MERGER

1. This form may be used for merger of parent and subsidiary corporations pursuant to the provisions of Sections 711 and 712 (and Section 733 if foreign corporation is one of the parties to the merger) of Act 284, Public Acts of 1972, as amended.
2. The Certificate is required to be signed in ink by the chairman or vice-chairman of the board, or the president or vice-president of the parent corporation.
3. One original copy of the Certificate of Merger is required. A true copy will be prepared by the Corporation and Securities Bureau and returned to the person submitting the Certificate for filing.
4. Filing Fee ........................................................ $50.00
   (Make fee payable to State of Michigan)
5. Mail form and fee to:
   Michigan Department of Commerce
   Corporation and Securities Bureau
   Corporation Division
   P.O. Drawer C
   Lansing, Michigan 48904

LICENSING AND REGULATORY AFFAIRS
Corporations, Securities & Commercial Licensing Bureau

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S-132 (Rev 5-79)

(Please do not write in spaces below - for Department use) 055-154

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

FILED APR 2 1980 [signature] DIRECTOR MICHIGAN DEPARTMENT OF COMMERCE	Date Received APR 2 1980
EXPIRATION DATE: December 31, 1985	

CERTIFICATE OF ASSUMED NAME

(For Use by Domestic and Foreign Corporations)

(See Instructions on Reverse Side)

Pursuant to the provisions of Section 217, Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate:

2. The location of the registered office in Michigan is

5400 Perry Drive (P.O. Box 1957) (No. and Street) Pontiac (Town or City), Michigan 48056 (Zip Code)

3. The assumed name under which the business is to be transacted is

PERRY DISCOUNT AUTO PARTS

Signed this 26th day of March, 19 80

By [signature]
(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

Donald Fox - Executive Vice President
(Type or Print Name and Title)

GOLD [redacted]ARS ONLY ON ORIGINAL

(Please do not write in spaces below - for Department use)

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU	
FILED Michigan Department of Commerce MAY 5 1980 [signature] DIRECTOR	Date Received APR 28 1980
EXPIRATION DATE: December 31, 1985	

CERTIFICATE OF ASSUMED NAME

(For Use by Domestic and Foreign Corporations)

(See Instructions on Reverse Side)

055 154

Pursuant to the provisions of Section 217, Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate:

2. The location of the registered office in Michigan is

5400 Perry Drive (P.O. Box 1957) (No. and Street) Pontiac (Town or City), Michigan 48056 (Zip Code)

3. The assumed name under which the business is to be transacted is

PERRY DRUGS AUTO-HOME CENTER

Signed this 27th day of March, 19 80.

By [signature]
(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

Donald Fox, Executive Vice President
(Type or Print Name and Title)

LICENSING AND REGULATORY AFFAIRS — Corporations, Securities & Commercial Licensing Bureau

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S-111 (Rev. 1-81) (Please do not write in spaces below — for Department use)

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

| FILED<br>APR 8 1983<br>Administrator<br>MICHIGAN DEPARTMENT OF COMMERCE<br>Corporation & Securities Bureau | Date Received<br>APR 8 1983 |
|---|---|

(See Instructions on Reverse Side)

(For Use by Domestic Corporations)

## CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

INSERT CORPORATION NUMBER | 0 | 5 | 5 | — | 1 | 5 | 4 |

The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

2. The location of the registered office is

5400 Perry Drive, P.O. Box 1957, (No. and Street) Pontiac (Town or City), Michigan 48056 (Zip Code)

3. The following amendments to the Articles of Incorporation ~~was~~ were adopted on the 7th day of April, 19 83 : (Check one of the following)

(X) by the shareholders in accordance with Section 611 (2), Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute were voted in favor of the amendment.

( ) by written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2), Act 284, Public Acts of 1972, as amended. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in Articles of Incorporation.)

( ) by written consent of all the shareholders entitled to vote in accordance with Section 407 (3), Act 284, Public Acts of 1972, as amended.

Resolved, that new Article VIII of the Articles of Incorporation be ~~amended~~ added to read as ~~follows: (Any article being amended is required to be set forth in its entirety)~~ set forth in Appendix "A" attached hereto.

Resolved, that new Article IX of the Articles of Incorporation be added to read as set forth in Appendix "B" attached hereto.

REGULATORY AFFAIRS
Corporations, Securities & Commercial Licensing Bureau

Signed this 7th day of April, 19 83

BY [signature]
(Signature of President, Vice-President, Chairperson or Vice-Chairperson)
Jack A. Robinson, Chairman of the Board

GOLD SEA [redacted] ONLY ON ORIGINA [redacted]

Document will be returned to name and mailing address indicated in the box below. (include name, street and number (or P.O. box), city, state and zip code.)

Mr. Robert A. Berlow
Perry Drug Stores, Inc.	Telephone:
P.O. Box 1957	Area Code 313
5400 Perry Drive
Pontiac, Michigan 48056	Number 334-1300

INFORMATION AND INSTRUCTIONS
Certificate of Amendment - Domestic Corporations

1.	Submit one original copy of the Certificate of Amendment to the Articles of Incorporation. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

2.	This form may be used by both profit and non-profit-stock corporations.

3.	An effective date, not later than 90 days subsequent to the date of filing may be stated in the Certificate of Amendment.

4.	The Certificate of Amendment must be signed in ink by the chairperson or vice-chairperson of the board of directors or the president or a vice-president of the corporation.

5.	FEES: Filing Fee $10.00
Franchise Fee (payable only In case of increase in authorized capital stock) — ½ mill on each dollar of increase over highest previous authorized capital stock (Make remittance payable to State of Michigan)

6.	Mail form and fee to:

Michigan Department of Commerce Corporation and Securities Bureau Corporation Division P.O. Box 30054 Lansing, Michigan 48909 Tel. (517) 373-0493

(Seal)

GOLD SEAL APPEARS ONLY ON ORIGINAL

APPENDIX “A”

“ARTICLE VIII

A.   Except as set forth in Section B of this Article, the affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote for election of directors, voting for purposes of this Article as one class, shall be required:

(1)      to adopt any agreement for, or to approve, the merger or consolidation of the Corporation or any subsidiary (as hereinafter defined) with or into any other person (as hereinafter defined),

(2)      to authorize any sale, lease, transfer, exchange, mortgage, pledge or other disposition to any other person or subsidiary of all or substantially all of the assets of the Corporation or any subsidiary, or

(3)      to authorize the issuance or transfer by the Corporation or any subsidiary of any voting securities or any securities convertible into voting securities of the Corporation or any subsidiary in exchange or payment for the securities or assets of any other person, if such authorization is otherwise required by law or by any agreement between the Corporation and any national securities exchange or by any other agreement to which the Corporation or any subsidiary is a party.

if, in any such case, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon or consent thereto, such other person is, or at any time within the preceding 12 months has been, the beneficial owner (as hereinafter defined) of 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors. If such other person is not, and has not been, such a 5 percent beneficial owner, the provisions of this Section A shall not apply, and the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply.

B.    The provisions of Section A of this Article shall not apply and the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply, to (1) any transaction described therein if the Board of Directors, by resolution shall have approved a memorandum of understanding with such other person setting forth the principal terms of such transaction and such transaction is substantially consistent therewith, provided that a majority of those members of the Board of Directors voting in favor of such resolution were duly elected and acting members of the Board of Directors prior to the time such other person became the beneficial owner of 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; or (2) any transaction described therein if such other person is a corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by the Corporation or its subsidiaries.

C.    The affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote for election of directors, voting for purposes of this Article as one class, shall be required for the adoption of any plan for the dissolution of the Corporation if the Board of Directors shall not have, by resolution, recommended to the shareholders the adoption of such plan for dissolution of the Corporation. If the Board of Directors shall have so recommended to the shareholders such plan for dissolution of the Corporation, the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply.

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A-1

D.    For purposes of this Article.

(1)      any specified person shall be deemed to be the “beneficial owner” of shares of stock of the Corporation (a) which such specified person or any of its affiliates or associates (as such terms are hereinafter defined) owns, directly or indirectly, whether of record or not, (b) which such specified person or any of its affiliates or associates has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (c) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clauses (a) or (b) above), by any other person with which such specified person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation;

(2)     a “subsidiary” is a corporation at least 50 percent of the voting securities of which are owned, directly or indirectly, by the Corporation;

(3)     a “person” is any individual, corporation,-partnership or other entity;

(4)     an “affiliate” of a specified person is any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person; and

(5)     an “associate” of a specified person is (a) any person of which such specified person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar capacity, (c) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of such specified person or any person which controls or is controlled by such specified person, or (d) any other member or partner in a partnership, limited partnership, syndicate or other group of which the specified person is a member or partner and which is acting together for the purpose of acquiring, holding or disposing of any interest in the Corporation or any of its subsidiaries.

E.    For purposes of determining whether a person owns beneficially 5 percent or more of the outstanding shares of the stock of the Corporation entitled to vote in elections of directors, the outstanding shares of stock of the Corporation shall include shares deemed owned through application of clauses (a), (b) or (c) of Section D(l) of this Article but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise.

F.    The Board of Directors shall have the power and duty to determine, for purposes of this Article, on the basis of information known to such Board.

(1)     whether any person referred to in Section A of this Article owns beneficially 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; and

(2)     whether a proposed transaction is substantially consistent with any memorandum of understanding of the character referred to in Section B of this Article.

Any such determination shall be conclusive and binding for all purposes of this Article.

G.    The Board of Directors of the Corporation, when evaluating any offer of another party to (1) make a tender or exchange offer for any equity security of the Corporation; (2) merge or consolidate the Corporation with another Corporation; or (3) purchase or otherwise acquire substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration to such factors as the Board of Directors determines to be relevant, including without limitation, the social, legal and economic effects of the proposed transaction upon employees, customers, suppliers and other affected persons, firms and corporations and on the communities in which the Corporation and its subsidiaries operate or are located.”

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A-2

APPENDIX “B”

“ARTICLE IX

Notwithstanding any other provisions of these Articles of Incorporation:

(1)      no amendment of these Articles of Incorporation shall alter, amend, modify or repeal any or all of the provisions of Article VIII or this Article IX of these Articles of Incorporation unless so adopted by the affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote in elections of directors, voting for purposes of this Article as one class; and

(2)      the Bylaws of the Corporation shall not be made, altered, amended, supplemented or repealed by the shareholders of the Corporation except by the affirmative vote of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote in election of directors, voting for purposes of this Article as one class. Nothing contained herein shall detract from the authority of the Board of Directors to make, alter, amend, supplement or repeal any or all provisions of the Bylaws as provided therein.”

(Seal)

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B-1

C&S-111 (Rev 1-81) (Please do not write in spaces below — for Department use)

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

| FILED<br>MAY 11 1983<br>Administrator<br>MICHIGAN DEPARTMENT OF COMMERCE<br>Corporation & Securities Bureau | Date Received<br>MAR 18 1983 |
|---|---|

(See Instructions on Reverse Side)

(For Use by Domestic Corporations)

# CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

INSERT CORPORATION NUMBER | 0 | 5 | 5 | — | 1 | 5 | 4 |

The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

2. The location of the registered office is
5400 Perry, P.O. Box 1957, Pontiac, Michigan 48056
(No. and Street) (Town or City) (Zip Code)

3. The following amendments to the Articles of Incorporation were ~~was~~ adopted on the 15th day of March, 19 83 : (Check one of the following)

XX by the shareholders in accordance with Section 611 (2), Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute were voted in favor of the amendment.

( ) by written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2), Act 284, Public Acts of 1972, as amended. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in Articles of Incorporation.)

( ) by written consent of all the shareholders entitled to vote in accordance with Section 407 (3), Act 284, Public Acts of 1972, as amended.

Resolved, that Article II of the Articles of Incorporation be amended to read as ~~follows: (Any article being amended is required to be set forth in its entirety)~~ set forth in Appendix "A" attached hereto.

Resolved, that Article III of the Articles of Incorporation be amended to read as set forth in Appendix "B" attached hereto.

LICENSING AND REGULATORY AFFAIRS
Corporations, Securities & Commercial Licensing Bureau

Signed this 17th day of March, 19 83

BY [signature]
(Signature of President, Vice-President, Chairman or Vice-Chairman)
Jack A. Robinson, Chairman of the Board

GOLD SE[redacted] ONLY ON ORIGINAL

Document will be returned to name and mailing aDDress indicated in the box below. (include name, street and number (or P.O. box), city, state and zip code.)

Mr. Robert Berlow
Perry Drug Stores, Inc.	Telephone:
P.O. Box 1957	Area Code 313
5400 Perry Drive
Pontiac, Michigan 48056	Number 334-1300

INFORMATION AND INSTRUCTIONS

Certificate of Amendment — Domestic Corporations

1.	Submit one original copy of the Certificate of Amendment to the Articles of Incorporation. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

Since the corporate documents are microfilmed for the Bureau’s files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and while contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

2.	This form may be used by both profit and non-profit-stock corporations.

3.	An effective date, not later than 90 days subsequent to the date of filing may be stated in the Certificate of Amendment.

4.	The Certificate of Amendment must be signed in ink by the chairperson or vice-chairperson of the board of directors or the president or a vice-president of the corporation.

5.	FEES: Filing Fee $10.00

Franchise Fee (payable only in case of increase in authorized capital stock) — ½ mill on each dollar of increase over highest previous authorized capital stock (Make remittance payable to State of Michigan)

6.	Mail form and fee to:

Michigan Department of Commerce

Corporation and Securities Bureau

Corporation Division

P.O. Box 30054

Lansing, Michigan 48909

Tel. (517) 373-0493

(Seal)

GOLD SEAL APPEARS ONLY ON ORIGINAL

APPENDIX A

“ARTICLE II

The purpose or purposes for which the Corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, including the following:

(a)      To acquire, lease, invest in, own and engage in the operation of (i) pharmacies, drugstores, apothecary shops and general merchandise stores and departments and (ii) companies engaged in the operation of pharmacies, drugstores, apothecary shops and general merchandise stores and departments;

(b)      To own, acquire, purchase, buy, sell, transfer and otherwise deal in and with goods, mares and merchandise of every kind and description, including the sale of alcoholic beverages:

(c)      To buy, sell, transfer, assign, exchange, lease, mortgage, and generally deal with real property and personal property of every kind and description; and

(d)      To borrow or raise monies for any of the purposes of the Corporation and from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable and nonnegotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage, pledge, conveyance, or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.”

(Seal)

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A-1

APPENDIX B

“ARTICLE III

The total authorized capital stock is:

	Common Shares	10,000,000	Par Value Per Share	$.05
1.
	Preferred Shares	-0-	Par Value Per Share	$ -0-

and/or shares without par value as follows:

	Common Shares	-0-	Stated Value Per Share	$ -0-
2.
	Preferred Shares	1,000,000	Stated Value Per Share	$ -0-

3.	A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

PREFERRED STOCK

Issuance in Series

The Preferred Stock may be issued in one or more series and the shares of all series will rank equally and be substantially identical in all respects, except that with respect to each series the Board of Directors may fax among other things the dividends payable thereon, the times and prices of redemption, if any, the amount payable upon liquidation, the retirement or sinking fund, if any, the conversion rights, if any the restrictions, if any on the payment of dividends to or retirements of junior stock, the limitations if any, on the creation of indebtedness or the issuance of stock of equal or prior rank, and the number of shares to comprise such series.

Dividend Rights

Each series of Preferred Stock is entitled to receive when and as declared, dividends at such rate as may be fixed be the Board of Directors for such series.

Redemption Provisions

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series will have redemption rights. The shares of Preferred Stock of each series, if redeemable, will be redeemable at a time so fixed and determined, in whole or in part, and by lot or in such other manner as the Board of Directors may determine.

Sinking Fund

The Board of Directors is authorized to determine whether, and the terms and conditions upon which the shares of Preferred Stock of each series shall be entitled to the benefits of a retirement or sinking fund.

Conversion Rights

The Board of Director is authorized to determine whether, and the terms and conditions upon which the shares of Preferred Stock of each series shall have conversion rights.

(Seal)

GOLD SEAL APPEARS ONLY ON ORIGINAL

B-1

Voting Rights

The Board of Directors is authorized to determine whether, and the terms and conditions upon which the shares of Preferred Stock of each series shall have voting rights.

General

The Board of Directors is authorized to determine any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions relating to the Preferred Stock, or any series thereof, as shall not be inconsistent with this Article V or Michigan law. The terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of the Common Stock, provided such amendment does not substantially adversely affect the holders of such other series of Preferred Stock or the Common Stock.

Reissue of Reacquired Shares; Issuance of Additional Shares of Same Series

Shares of any series of Preferred Stock which have been issued and reacquired in any manner and not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified into and reissued as a part of a new series.

Amendment to Articles of Incorporation

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

COMMON STOCK

Subject to the preferences accorded to the holders of Preferred Stock pursuant to the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, holders of Common Stock arc entitled to receive such dividends as may be declared by the Board of Directors of the Corporation from time to time. Subject to the preferences provided in the Articles of Incorporation or action of the Board of Directors taken with respect to such, preferences, in the event of any liquidation, dissolution or winding up of the Corporation, the holders of Common Stock will be entitled to receive pro rata all the remaining assets of the Corporation available for distribution.

Holders of Common Stock shall have equal voting and other rights share for share, and each holder of Common Stock is entitled to one vote per share. Except to the extent required by law, no holder of Common Stock shall have the right in voting for directors to cumulate his shares and give one candidate as many votes as will equal the number of directors to be elected multiplied by the number of shares of his stock or to distribute his votes on the same principle among as many candidates as he shall determine.”

(Seal)

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B-2

RECEIVED	RESTATED ARTICLES OF INCORPORATION	FILED

JUN 1 1983	OF	JUN 1 1983

	PERRY DRUG STORES, INC.,	Administrator
MICHIGAN DEPT. OF COMMERCE	a Michigan corporation	MICHIGAN DEPARTMENT OF COMMERCE Corporation & Securities Bureau

1.      These Restated Articles of Incorporation are executed pursuant to the provisions of Sections 641 - 651, Act 284, Michigan Public Acts of 1972, as amended.

2.      The present name of the Corporation is Perry Drug Stores, Inc.

3.      All of the former names of the Corporation are as follows: A. S. Putnam & Co. and Perry Pharmacy, Inc.

4.      The date of filing the original Articles of Incorporation was May 6, 1920.

5.      The following Restated Articles of Incorporation supersede the original Articles of Incorporation as amended and shall be the Articles of Incorporation of the Corporation:

ARTICLE I

The name of this Corporation is Perry Drug Stores, Inc.

ARTICLE II

The purpose or purposes for which the Corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, including the following:

(1)      to acquire, lease, invest in, own and engage in the operation of (i) pharmacies, drugstores, apothecary shops and general merchandise stores and departments and (ii) companies engaged in the operation of pharmacies, drugstores, apothecary shops and general merchandise stores and departments;

(2)      to own, acquire, purchase, buy, sell, transfer and otherwise deal in and with goods, wares and merchandise of every kind and description, including the sale of alcoholic beverages;

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(3)      to buy, sell, transfer, assign, exchange, lease, mortgage, and generally deal with real property and personal property of every kind and description; and

(4)      to borrow or raise monies for any of the purposes of the Corporation and from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable and nonnegotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage, pledge, conveyance, or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.

ARTICLE III

The total authorized capital stock is:

	Common Shares	10,000,000	Par Value Per Share	$.05
1.
	Preferred Shares	-0-	Par Value Per Share	$ -0-

and/or shares without par value as follows:

	Common Shares	-0-	Stated Value Per Share	$ -0-
2.
	Preferred Shares	1,000,000	Stated Value Per Share	$ -0-

3.         A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

PREFERRED STOCK

Issuance in Series

The Preferred Stock may be issued in one or more series and the shares of all series will rank equally and be substantially identical in all respects, except that with respect to each series the Board of Directors may fix, among other things, the dividends payable thereon, the times and prices of redemption, if any, the amount payable upon liquidation, the retirement or sinking fund, if any, the conversion rights, if any, the restrictions, if any, on the payment of dividends to or retirements of junior stock, the limitations, if any, on the creation of indebtedness or the issuance of stock of equal or prior rank, and the number of shares to comprise such series.

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Dividend Rights

Each series of Preferred Stock is entitled to receive, when and as declared, dividends at such rate as may be fixed by the Board of Directors for such series.

Redemption Provisions

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series will have redemption rights. The shares of Preferred Stock of each series, if redeemable, will be redeemable at a time so fixed and determined, in whole or in part, and by lot or in such other manner as the Board of Directors may determine.

Sinking Fund

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall be entitled to the benefits of a retirement or sinking fund.

Conversion Rights

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have conversion rights.

Voting Rights

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have voting rights.

General

The Board of Directors is authorized to determine any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions relating to the Preferred Stock, or any series therof, as shall not be inconsistent with this Article III or Michigan law. The terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of the Common Stock, provided such amendment does not substantially adversely affect the holders of such other series of Preferred Stock or the Common Stock.

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Reissue of Reacquired Shares; Issuance of Additional Shares of Same Series

Shares of any series of Preferred Stock which have been issued and reacquired in any manner and not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified into and reissued as a part of a new series.

Amendment to Articles of Incorporation

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

COMMON STOCK

Subject to the preferences accorded to the holders of Preferred Stock pursuant to the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors of the Corporation from time to time. Subject to the preferences provided in the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, in the event of any liquidation, dissolution or winding up of the Corporation, the holders of Common Stock will be entitled to receive pro rata all the remaining assets of the Corporation available for distribution.

Holders of Common Stock shall have equal voting and other rights share for share, and each holder of Common Stock is entitled to one vote per share. Except to the extent required by law, no holder of Common Stock shall have the right in voting for directors to cumulate his shares and give one candidate as many votes as will equal the number of directors to be elected multiplied by the number of shares of his stock, or to distribute his votes on the same principle among as many candidates as he shall determine.

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ARTICLE IV

The address of the current registered office is 5400 Perry Drive, Pontiac, Michigan 48056.

The mailing address of the current registered office is 5400 Perry Drive, P. O. Box 1957, Pontiac, Michigan 48056.

The name of the current resident agent is Jack A. Robinson.

ARTICLE V

The term of the corporate existence is perpetual.

ARTICLE VI

Whenever a compromise or arrangement or any plan of reorganization of this Corporation is proposed between this Corporation and its creditors or any class of them or between this Corporation and its shareholders or any class of them, any court of equity jurisdiction within the State of Michigan may, on the application of this Corporation or of any creditor or any shareholder thereof, or on the application of any receiver or receivers appointed for this Corporation, order a meeting of the creditors or class of creditors, or of the shareholders or class of shareholders 'to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. If a majority in number, representing three-fourths in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, agrees to any compromise or arrangement or to any reorganization of this Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this Corporation

ARTICLE VII

The shareholders shall have no preemptive rights to subscribe for any additional shares of capital stock or other obligations convertible into shares issued by the Corporation.

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This Corporation shall be in compliance with the provisions of Section 338.481 of Michigan Compiled Laws, as amended.

ARTICLE VIII

A.      Except as set forth in Section B of this Article, the affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote for election of directors, voting for purposes of this Article as one class, shall be required:

(1)      to adopt any agreement for, or to approve, the merger or consolidation of the Corporation or any subsidiary (as hereinafter defined) with or into any other person (as hereinafter defined),

(2)      to authorize any sale, lease, transfer, exchange, mortgage, pledge or other disposition to any other person or subsidiary of all or substantially all of the assets of the Corporation or any subsidiary, or

(3)      to authorize the issuance or transfer by the Corporation or any subsidiary of any voting securities or any securities convertible into voting securities of the Corporation or any subsidiary in exchange or payment for the securities or assets of any other person, if such authorization is otherwise required by law or by any agreement between the Corporation and any national securities exchange or by any other agreement to which the Corporation or any subsidiary is a party, if, in any such case, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon or consent thereto, such other person is, or at any time within the preceding 12 months has been, the beneficial owner (as hereinafter defined) of 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors. If such other person is not, and has not been, such a 5 percent beneficial owner, the provisions of this Section A shall not apply, and the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply.

B.      The provisions of Section A of this Article shall not apply and the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply, to (1) any transaction described therein if the Board of Directors, by resolution shall have approved a memorandum of understanding with such other person setting forth the principal terms of such transaction and such transaction is substantially consistent therewith, provided that a majority of those members of the Board of Directors voting in favor of such resolution were duly elected and acting members of the Board of Directors prior to the time such other person became the beneficial owner of 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; or (2) any transaction described therein if such other person is a corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by the Corporation or its subsidiaries.

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C.      The affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote for election of directors, voting for purposes of this Article as one class, shall be required for the adoption of any plan for the dissolution of the Corporation if the Board of Directors shall not have, by resolution, recommended to the shareholders the adoption of such plan for dissolution of the Corporation. If the Board of Directors shall have so recommended to the shareholders such plan for dissolution of the Corporation, the provisions of the Michigan Business Corporation Act, as the same may from time to time be amended, applicable to such transactions, shall apply.

D.      For purposes of this Article,

(1)      any specified person shall be deemed to be the “beneficial owner” of shares of stock of the Corporation (a) which such specified person or any of its affiliates or associates (as such terms are hereinafter defined) owns, directly or indirectly, whether of record or not, (b) which such specified person or any of its affiliates or associates has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (c) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clauses (a) or (b) above), by any other person with which such specified person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation;

(2)      a “subsidiary” is a corporation at least 50 percent of the voting securities of which are owned, directly or indirectly, by the Corporation;

(3)      a “person” is any individual, corporation, partnership or other entity;

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(4)      an “affiliate” of a specified person is any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person; and

(5)      an “associate” of a specified person is (a) any person of which such specified person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar capacity, (c) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of such specified person or any person which controls or is controlled by such specified person, or (d) any other member or partner in a partnership, limited partnership, syndicate or other group of which the specified person is a member or partner and which is acting together for the purpose of acquiring, holding or disposing of any interest in the Corporation or any of its subsidiaries.

E.      For purposes of determining whether a person owns beneficially 5 percent or more of the outstanding shares of the stock of the Corporation entitled to vote in elections of directors, the outstanding shares of stock of the Corporation shall include shares deemed owned through application of clauses (a), (b) or (c) of Section D(l) of this Article but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise.

F.      The Board of Directors shall have the power and duty to determine, for purposes of this Article, on the basis of information known to such Board,

(1)      whether any person referred to in Section A of this Article owns beneficially 5 percent or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; and

(2)      whether a proposed transaction is substantially consistent with any memorandum of understanding of the character referred to in Section B of this Article.

Any such determination shall be conclusive and binding for all purposes of this Article.

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G.      The Board of Directors of the Corporation, when evaluating any offer of another party to (1) make a tender or exchange offer for any equity security of the Corporation; (2) merge or consolidate the Corporation with another Corporation; or (3) purchase or otherwise acquire substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration to such factors as the Board of Directors determines to be relevant, including without limitation, the social, legal and economic effects of the proposed transaction upon employees, customers, suppliers and other affected persons, firms and corporations and on the communities in which the Corporation and its subsidiaries operate or are located.

ARTICLE IX

Notwithstanding any other provisions of these Articles of Incorporation;

(1)      no amendment of these Articles of Incorporation shall alter, amend, modify or repeal any or all of the provisions of Article VIII or this Article IX of these Articles of Incorporation unless so adopted by the affirmative vote or consent of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote in elections of directors, voting for purposes of this Article as one class; and

(2)      the Bylaws of the Corporation shall not be made, altered, amended, supplemented or repealed by the shareholders of the Corporation except by the affirmative vote of the holders of not less than 75 percent of the outstanding shares of stock of the Corporation entitled to vote in election of directors, voting for purposes of this Article as one class. Nothing contained herein shall detract from the authority of the Board of Directors to make, alter, amend, supplement or repeal any or all provisions of the Bylaws as provided therein.

1.      These Restated Articles of Incorporation were duly adopted by the Board of Directors on the 27th day of May, 1983, in accordance with the provisions of Section 642, Act 284, Michigan Public Acts of 1972, as amended.

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2.      These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

Signed this 27th day of May, 1983.

PERRY DRUG STORES, INC.,
a Michigan corporation

/s/ Jack A. Robinson
Jack A. Robinson
Chairman of the Board

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C&S-111 (Rev. 1-81) (Please do not write in spaces below — for Department use)

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU	
FILED MAR 12 1985 Administrator MICHIGAN DEPT. OF COMMERCE Corporation & Securities Bureau	Date Received MAR 12 1985

(See Instructions on Reverse Side)

(For Use by Domestic Corporations)

CERTIFICATE OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

INSERT CORPORATION NUMBER 0 5 5 — 1 5 4

The undersigned corporation executes the following Certificate of Amendment to its Articles of Incorporation pursuant to the provisions of Section 631, Act 284, Public Acts of 1972, as amended:

2. The location of the registered office is

5400 Perry Drive, P.O. Box 1957, Pontiac (No. and Street) (Town or City), Michigan 48056 (Zip Code)

3. The following amendment to the Articles of Incorporation was adopted on the 12th day of March, 19 85 : (Check one of the following)

(X) by the shareholders in accordance with Section 611 (2), Act 284, Public Acts of 1972, as amended. The necessary number of shares as required by statute were voted in favor of the amendment.

( ) by written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2), Act 284, Public Acts of 1972, as amended. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in Articles of Incorporation.)

( ) by written consent of all the shareholders entitled to vote in accordance with Section 407 (3), Act 284, Public Acts of 1972, as amended.

Resolved, that Article III of the Articles of Incorporation be amended to read ~~as follows: (Any article being amended is required to be set forth in its entirety.)~~ as set forth on Exhibit "A".

LICENSING AND REGULATORY AFFAIRS
Corporations, Securities & Commercial Licensing Bureau

Signed this 12th day of March, 19 85

BY Robert O. Baker, VP and Secretary
(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

GOLD SE [redacted]

Document will be returned to name and mailing address indicated in the box below. (include name, street and number (or P.O. box), city, state and zip code.)

Arthur A. Horning, Esq.
Perry Drug Stores, Inc.	Telephone:
5400 Perry Drive	Area Code 313
P.O. Box 1957
Pontiac, Michigan 48056	Number 334-1300

INFORMATION AND INSTRUCTIONS
Certificate of Amendment — Domestic Corporations

1.	Submit one original copy of the Certificate of Amendment to the Articles of incorporation. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

Since the corporate documents are microfilmed for the Bureau’s files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

2.	This form may be used by both profit and non-profit-stock corporations.

3.	An effective date, not later than 90 days subsequent to the date of filing may be stated in the Certificate of Amendment.

4.	The Certificate of Amendment must be signed in ink by the chairperson or vice-chairperson of the board of directors or the president or a vice-president of the corporation.

5.	FEES: Filing Fee $10.00
Franchise Fee (payable only in case of increase in authorized capital stock) — ½ mill on each dollar of increase over highest previous authorized capital stock (Make remittance payable to State of Michigan)

6.	Mail form and fee to:

Michigan Department of Commerce Corporation and Securities Bureau Corporation Division P.O. Box 30054 Lansing, Michigan 48909 Tel. (517) 373-0493

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EXHIBIT “A”

ARTICLE III

The total authorized capital stock is:

	Common Shares	30,000,000	Par Value Per Share	$.05
1.
	Preferred Shares	-0-	Par Value Per Share	$ -0-

and/or shares without par value as follows:

	Common Shares	-0-	Stated Value Per Share	$ -0-
2.
	Preferred Shares	5,000,000	Stated Value Per Share	$ -0-

3.      A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof is as follows:

PREFERRED STOCK

Issuance in Series

The Preferred Stock may be issued in one or more series and the shares of all series will rank equally and be substantially identical in all respects, except that with respect to each series the Board of Directors may fix, among other things, the dividends payable thereon, the times and prices of redemption, if any, the amount payable upon liquidation, the retirement or sinking fund, if any, the conversion rights, if any, the restrictions, if any, on the payment of dividends to or retirements of junior stock, the limitations, if any, on the creation of indebtedness or the issuance of stock of equal or prior rank, and the number of shares to comprise such series.

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Dividend Rights

Each series of Preferred Stock is entitled to receive, when and as declared, dividends at such rate as may be fixed by the Board of Directors for such series.

Redemption Provisions

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series will have redemption rights. The shares of Preferred Stock of each series, if redeemable, will be redeemable at a time so fixed and determined, in whole or in part, and by lot or in such other manner as the Board of Directors may determine.

Sinking Fund

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall be entitled to the benefits of a retirement or sinking fund.

Conversion Rights

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have conversion rights.

Voting Rights

The Board of Directors is authorized to determine whether, and the terms and conditions upon which, the shares of Preferred Stock of each series shall have voting rights.

General

The Board of Directors is authorized to determine any other preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions relating to the Preferred Stock, or any series therof, as shall not be inconsistent with this Article III or Michigan law. The terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock or of the Common Stock, provided such amendment does not substantially adversely affect the holders of such other series of Preferred Stock or the Common Stock.

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Reissue of Reacquired Shares; Issuance of Additional Shares of Same Series

Shares of any series of Preferred Stock which have been issued and reacquired in any manner and not held as treasury shares, including shares redeemed by purchase (whether through the operation of a retirement or sinking fund or otherwise), will have the status of authorized and unissued Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified into and reissued as a part of a new series.

Amendment to Articles of Incorporation

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

COMMON STOCK

Subject to the preferences accorded to the holders of Preferred Stock pursuant to the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors of the Corporation from time to time. Subject to the preferences provided in the Articles of Incorporation or action of the Board of Directors taken with respect to such preferences, in the event of any liquidation, dis-solution or winding up of the Corporation, the holders of Common Stock will be entitled to receive pro rata all the remaining assets of the Corporation available for distribution.

Holders of Common Stock shall have equal voting and other rights share for share, and each holder of Common Stock is entitled to one vote per share. Except to the extent required by law, no holder of Common Stock shall have the right in voting for directors to cumulate his shares and give one candidate as many votes as will equal the number of directors to be elected multiplied by the number of shares of his stock, or to distribute his votes on the same principle among as many candidates as he shall determine.

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